UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2019

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 951-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    On August 23, 2019, the Board of Directors (the “Board”) of Potbelly Corporation (the “Company”) appointed David Head, 62, as a member of the Board. Mr. Head will serve until the 2020 annual meeting of the Company’s stockholders or until his successor has been duly elected and qualified. Mr. Head was also appointed to the Compensation Committee of the Board. Mr. Head is currently the Chief Executive Officer of Primanti Brothers, Inc., an East Coast and Great Lakes regional restaurant chain.

There are no arrangements or understandings between Mr. Head and any other persons pursuant to which he was selected as a director. Mr. Head will be eligible to receive the standard compensation paid to non-employee directors as previously disclosed by the Company. Neither the Company nor the Board is aware of any transaction in which Mr. Head has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Head will be indemnified by the Company pursuant to the Company’s Seventh Amended and Restated Certificate of Incorporation and Amended and Restated By-laws for actions associated with being a director. In addition, the Company has entered into an indemnification agreement with Mr. Head, which provides for indemnification to the fullest extent permitted under Delaware law. The indemnification agreement is substantially identical to the form of agreement executed by the Company’s other directors and executive officers.

A copy of the Company’s press release announcing the appointment of Mr. Head is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Potbelly Corporation Press Release dated August 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potbelly Corporation

Date: August 28, 2019	By:	/s/ Thomas Fitzgerald
	Name:	Thomas Fitzgerald
	Title:	Chief Financial Officer (Principal Financial Officer)